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                                  FORUM FUNDS

                          DF DENT PREMIER GROWTH FUND

                       Supplement Dated July 2, 2007 to
                       Prospectus Dated November 1, 2006

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with such prospectus.

Effective July 1, 2007, D.F. Dent and Company, Inc., the Adviser to DF Dent Premier Growth Fund, has contractually agreed to waive a portion of its fees and reimburse expenses as necessary to ensure that total annual operating expenses do not exceed 1.15%, replacing the previous contractual waiver which had limited total annual operating expenses to 1.20%. As a result, the following information replaces that previously provided under "Fee Table" on page 7 of the Fund's Prospectus:

The following table describes the various fees and expenses that you may pay if you invest in the Fund. The Fund does not have any shareholder fees that are fees paid directly from your investment. Operating expenses, which include fees of the Adviser are paid out of Fund assets and are factored into the Fund's share price rather than charged directly to shareholder accounts.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
  ASSETS)/(1)/
   Management Fees                                                      1.00%
   Other Expenses                                                       0.25%
   Distribution and Services (12b-1) Fees                               None
   TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.25%
   Fee Waiver and Expense Reimbursement /(2)/                          -0.10%
   NET EXPENSES                                                         1.15%
--------
/(1)/ Based on projected assets and annualized expenses for the Fund's fiscal year ending June 30, 2008.
/(2)/ The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses in order to limit the net expense to shareholders to 1.15% (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) through October 31, 2008. The contractual waiver may be changed or eliminated with the consent of the Board of Trustees at any time.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Fund Operating Expenses and Net Expenses (first year only) remain as stated in the previous table (with the contractual waiver expiring at the end of the first year) and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS            5 YEARS           10 YEARS
     ------             -------            -------           --------
      $117               $387               $677              $1,502

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE